NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Growth Fund

Supplement dated March 4, 2010
to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management – American Century” on page 5 has been restated in its entirety as follows:

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are primarily responsible for the day-to-day management of the Fund are Bradley J. Eixmann, CFA and Bryan Unterhalter.

Mr. Eixmann is a portfolio manager for American Century, and has been with American Century since 2002. Mr. Eixmann holds a bachelors of managerial studies and economics from Rice University and an MBA in finance from the University of Texas.

Mr. Unterhalter is a portfolio manager and has been a member of the team that manages the Fund since joining American Century Investments in 2008 as a senior investment analyst. Previously, he served as director of investments at Baylor College of Medicine Endowment Fund, and as a portfolio manager for Invesco AIM from 2003-2007. He holds a bachelors degree from the University of Texas at Austin and an MBA in finance from University of St. Thomas, Cameron School of Business.

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NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Growth Fund

Supplement dated March 4, 2010
to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management” on pages 5-6 has been restated in its entirety as follows:

GSAM
The GSAM portion of the Fund is managed by Andrew Alford, William Fallon and Katinka Domotorffy. Mr. Alford is responsible for the day-to-day portfolio management of the portion of the Fund managed by GSAM.

Andrew Alford, PhD, Managing Director, joined the Quantitative Investment Strategies (QIS) group as a researcher in 1998 and has since taken on portfolio management responsibilities for the group’s long-only and long/short products.

William Fallon, PhD, Managing Director, is CO-CIO of Alpha (equity and macro) Strategies and head of Equity Research of GSAM’s QIS group.  He joined GSAM in 1996 and QIS in 1998.  He holds a doctorate in finance from Columbia University and is a member of the Society of Actuaries.

Katinka Domotorffy, Managing Director, is CIO and head of GSAM’s QIS group. Prior to her current role, she was the head of strategy for QIS and a senior portfolio manager and researcher working with the global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined GSAM in 1998.

WellsCap
Thomas J. Pence, CFA, Managing Director and Senior Portfolio Manager at WellsCap, has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select Growth portfolios. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he served as lead portfolio manager from 2000-2005. Mr. Pence holds a bachelor’s degree in business from Indiana University and a master’s degree in business administration from the University of Notre Dame.

Michael Harris, CFA, Portfolio Manager, serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at WellsCap. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he held a similar role from 2000-2005. Mr. Harris holds a bachelor’s degree in finance from Southeast Missouri State University and earned his master’s degree in business administration from Indiana University.

Michael Smith, CFA, Portfolio Manager, serves as a co-portfolio manager for the Fundamental All Cap Growth and Large Cap Select Growth portfolios at WellsCap. He also serves as a research analyst with primary responsibilities covering the health care sector. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he held a similar role from 2000-2005. Mr. Smith holds a bachelor’s degree in economics from DePauw University.

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